December 13, 2016

SPARTAN

SPARTAN MOTORS

smeal


153

SPARTAN MOTORS TO ACQUIRE SMEAL FIRE APPARATUS

SAFE HARBOR STATEMENT

FORWARD LOOKING STATEMENTS

This presentation contains several forward-looking statements that are not historical facts, including statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations. These statements can be identified by words such as "believe," "expect," "intend," "potential," "future," "may," "will," "should," and similar expressions regarding future expectations. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences include operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; restructuring of our operations, and/or our expansion into new geographic markets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationships with major customers, suppliers, or other business partners, including Isuzu; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. Other factors that could affect outcomes are set forth in our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission (SEC), which are available at www.sec.gov or our website. All forward-looking statements in this release are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements in this release, whether as a result of new information, future events, or otherwise.

SMEAL TO JOIN SPARTAN MOTORS

- Spartan Motors announced it has entered into a definitive agreement to acquire Smeal Fire Apparatus
- The transaction combines two leaders in the Emergency Response (ER) industry
- Combined, through increased capacity utilization, the new company will double its full apparatus production and leverage its strengths to accelerate its Emergency Response business unit turnaround plan
- A stronger, combined company provides a stable platform in a continually consolidating industry
- Logical next step in the longstanding relationship between the two companies
- The transaction provides a number of opportunities to increase shareholder value

SMEAL OVERVIEW

- $100 million manufacturer of fire apparatus, with sales primarily in the U.S. and Canada (includes Spartan chassis sales)
- Longstanding supply relationship with Spartan Motors for chassis, which spans more than 30 years
- Committed network of 25 dealers in 40 states, 10 provinces and 3 territories
- Its two subsidiaries, Smeal U.S. Tanker Co. and Smeal Ladder Tower Co., are leaders and innovators in fire truck manufacturing and vehicle technology
- Products include a full line of aerial ladders and platforms (including Squrt®, TeleSqurt®, and Snorkel®), tractor-drawn aerials (TDAs), as well as a wide variety of custom and commercial pumpers and other vehicles

ACQUISITION RATIONALE

- **SECURES** the Spartan Motors' market leadership in an increasingly consolidating industry
- **POSITIONS** Spartan Emergency Response as a top-four fire apparatus manufacturer in North America
- **DIVERSIFIES** and expands the Company's product portfolio as well as geographic reach across 44 states in the U.S., 10 provinces and 3 territories in Canada
- **INCREASES** shared technology, product innovation, and manufacturing best practices
- **ACCELERATES** Spartan Motors' turnaround plan for its ER business unit
- **INTEGRATES** operational leadership team and R&D talent of Smeal with Spartan Emergency Response team

TRANSACTION OVERVIEW

PRICE	$36.3 million purchase price, subject to certain adjustments as outlined in the Form 8-K filed today
EBITDA	Smeal's 2016 EBITDA is expected to be positive
PROFITABILITY	Deal is projected to be accretive to Spartan's earnings in 2017
FINANCING	Purchase price will be initially financed through Spartan Motors' recently amended $100 million line of credit
TIMING	The transaction is expected to close in January 2017

Acquisition of Smeal accelerates the turnaround efforts of the Spartan ER business unit – to increase shareholder value

COMBINED COMPANY PROFILE

	Smeal	SPAR
Revenue ($ millions)	$100.0*	$580.0**
EBITDA ($ millions)***	$0.5	$16.4
Employees	400	1,800
Operating Facilities	4	11
Emergency Response Dealers	25	33

***Smeal's 2016 expected revenue** (includes $30 million of Spartan chassis sold to Smeal)

****Spartan's 2016 mid-point revenue guidance**

*****See GAAP reconciliation table in Appendix**

RESULTING EXPANDED NORTH AMERICA DEALER NETWORK


SPARTAN
NETWORK


SPARTAN &
SMEAL
NETWORK

COMPREHENSIVE GLOBAL PRODUCT DISTRIBUTION NETWORK



SIGNIFICANT OPPORTUNITIES FOR SYNERGIES

- Talent acquisition and leveraging of operational leadership expertise
- Rationalization of manufacturing processes and facilities will complement operational improvements and optimization of resources
- Spartan will be able to invest more in new product innovations to deliver exceptional quality and performance for customers
- Aligning design and manufacturing expertise will increase buying power and enable the adoption of best practices across operations
- Combined Company is a top-four North American fire apparatus manufacturer with a robust and respected portfolio of products that is well-positioned in a continually consolidating industry
- Both organizations share a similar culture and are driven by a desire to deliver product and service excellence to their customers

A POWERFUL COMBINATION

OVERALL
Introduces immediate scale and additional geographic reach in the industry

FINANCIAL
Will accelerate Spartan's Emergency Response business unit turnaround plan

CUSTOMERS
A larger, consolidated fire apparatus company with more resources and reach provides new opportunities for Smeal dealers and OEMs, as well as end-user customers and fire departments

BENEFITS
In addition to strengthening the manufacturing expertise of the newly combined company, the Smeal and Spartan brand portfolio will incorporate a legacy of quality, precision, and performance in the emergency vehicle industry



APPENDIX

Reconciliation of Non-GAAP Financial Measures

This release contains the non-GAAP financial measure Earnings Before Interest expense, Taxes, Depreciation and Amortization (EBITDA). We believe EBITDA serves as an appropriate measure in evaluating the performance of our business and helps investors better compare our operating performance with our competitors.

EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income under GAAP. This Non-GAAP measure has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. We compensate for these limitations by providing equal prominence of our GAAP results and using adjusted Non-GAAP measures only as a supplement.

The following tables reconcile Net income to EBITDA for the periods indicated. Amounts may not sum due to rounding.

Reconciliation of Non-GAAP Financial Measures

Financial Summary (Non-GAAP)

For the Year Ending Dcember 31, 2016

(In millions, Unaudited)

	Smeal Fire Apparatus Co.		Spartan Motors, Inc	
Forecasted net income	$	(0.6)	$	8.2
Add (subtract):				
Depreciation and amortization		0.7		7.9
Interest expense		0.4		0.4
Tax expense		-		(0.1)
Forecasted EBITDA	$	0.5	$	16.4


SPARTAN
SPARTAN MOTORS
smeal
153